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                                  EXHIBIT 10.3

                      EMPLOYMENT AGREEMENT FOR IMRAN HUSAIN

                             DATED FEBRUARY 1, 1999


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                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT ("AGREEMENT") IS MADE, ENTERED INTO, AND EFFECTIVE AS OF FEBRUARY 1, 1999 (THE "EFFECTIVE DATE"), BY AND BETWEEN CONVERGE GLOBAL, INC., A UTAH CORPORATION ("COMPANY"), AND IMRAN HUSAIN, AN INDIVIDUAL ("EMPLOYEE").

                                    RECITALS

         A. COMPANY IS ENGAGED IN THE BUSINESS OF PROVIDING IN-DEPTH AND UNIQUE E-COMMERCE SOLUTIONS WITH SPECIFIC EMPHASIS ON AUDIO AND VIDEO
DELIVERY OVER THE INTERNET AND MAINTAINS AN OFFICE IN THE STATE OF CALIFORNIA.

         B. COMPANY DESIRES TO HAVE AN EMPLOYMENT AGREEMENT WITH EMPLOYEE AS ITS PRESIDENT SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

         NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND CONDITIONS CONTAINED HEREIN, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

                                    AGREEMENT

IX..     TERM AND DUTIES. COMPANY HEREBY EMPLOYS EMPLOYEE AS PRESIDENT AS OF THE
EFFECTIVE DATE AND EMPLOYEE AGREES TO ENTER INTO AND REMAIN IN THE EMPLOY OF COMPANY UNTIL THIS AGREEMENT IS TERMINATED AS PROVIDED HEREIN BELOW. EMPLOYEE SHALL FAITHFULLY AND DILIGENTLY PERFORM ALL PROFESSIONAL DUTIES AND ACTS AS PRESIDENT AS MAY BE REQUESTED AND REQUIRED OF EMPLOYEE BY COMPANY OR ITS DIRECTORS. EMPLOYEE SHALL DEVOTE SUCH TIME AND ATTENTION TO THE BUSINESS OF COMPANY AS SHALL BE REQUIRED TO PERFORM THE REQUIRED SERVICES AND DUTIES. EMPLOYEE AT ALL TIMES DURING THE EMPLOYMENT TERM SHALL STRICTLY ADHERE TO AND OBEY ALL POLICIES, RULES AND REGULATIONS ESTABLISHED FROM TIME TO TIME
GOVERNING THE CONDUCT OF EMPLOYEES OF COMPANY.

X..      EXCLUSIVITY, NON-DISCLOSURE.

         a. EMPLOYEE AGREES TO PERFORM EMPLOYEE'S SERVICES EFFICIENTLY AND TO THE BEST OF EMPLOYEE'S ABILITY. EMPLOYEE AGREES THROUGHOUT THE TERM OF THIS AGREEMENT TO DEVOTE HIS TIME, ENERGY AND SKILL TO THE BUSINESS OF THE COMPANY AND TO THE PROMOTION OF THE BEST INTERESTS OF THE COMPANY.

         b. EMPLOYEE AGREES THAT HE SHALL NOT AT ANY TIME, EITHER DURING OR SUBSEQUENT TO HIS EMPLOYMENT TERM, UNLESS EXPRESSLY CONSENTED TO IN WRITING BY COMPANY, EITHER DIRECTLY OR INDIRECTLY USE OR DISCLOSE TO ANY PERSON OR ENTITY ANY CONFIDENTIAL INFORMATION OF ANY KIND, NATURE OR DESCRIPTION CONCERNING ANY MATTERS AFFECTING OR RELATING TO THE BUSINESS OF COMPANY, INCLUDING, BUT NOT LIMITED TO, INFORMATION CONCERNING THE CUSTOMERS OF COMPANY, COMPANY'S MARKETING METHODS, COMPENSATION PAID TO EMPLOYEES, INDEPENDENT CONTRACTORS OR SUPPLIERS AND OTHER TERMS OF THEIR EMPLOYMENT OR CONTRACTUAL RELATIONSHIPS, FINANCIAL AND BUSINESS RECORDS, KNOW-HOW, OR ANY OTHER INFORMATION CONCERNING THE BUSINESS OF COMPANY, ITS MANNER OF OPERATIONS, OR OTHER DATA OF ANY KIND, NATURE OR DESCRIPTION. EMPLOYEE AGREES THAT THE ABOVE INFORMATION AND ITEMS ARE IMPORTANT, MATERIAL AND CONFIDENTIAL TRADE SECRETS AND THESE AFFECT THE SUCCESSFUL CONDUCT OF COMPANY'S BUSINESS AND ITS GOODWILL.

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XI.     COMPENSATION.

         a. SUBJECT TO THE TERMINATION OF THIS AGREEMENT AS PROVIDED HEREIN, COMPANY SHALL COMPENSATE EMPLOYEE FOR HIS SERVICES HEREUNDER AT A MONTHLY SALARY OF FIVE THOUSAND DOLLARS ($5,000) PAYABLE IN ACCORDANCE WITH THE COMPANY'S PRACTICES, LESS NORMAL PAYROLL DEDUCTIONS, AND PRORATED FOR THE ACTUAL EMPLOYMENT TERM.

         b. EMPLOYEE IS ALSO ELIGIBLE TO RECEIVE SUCH ADDITIONAL COMPENSATION AS THE BOARD OF DIRECTORS OF COMPANY DETERMINES IS PROPER IN RECOGNITION OF EMPLOYEE'S CONTRIBUTIONS AND SERVICES TO COMPANY. SUCH ADDITIONAL
COMPENSATION SHALL BE PAID TO EMPLOYEE ON THE ANNIVERSARY DATE OF THIS AGREEMENT DURING THE EMPLOYMENT TERM, AND AT SUCH OTHER TIMES AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS.

         c. IN ADDITION TO THE COMPENSATION SET FORTH ABOVE, EMPLOYEE SHALL BE ENTITLED TO PARTICIPATE IN OR TO RECEIVE BENEFITS UNDER ALL OF COMPANY'S EMPLOYEE BENEFIT PLANS MADE AVAILABLE BY COMPANY NOW OR IN THE FUTURE TO SIMILARLY SITUATED EMPLOYEES, SUBJECT TO THE TERMS, CONDITIONS AND OVERALL ADMINISTRATION OF SUCH PLANS.

                  (i) PLAN PARTICIPATION. EMPLOYEE SHALL BE ENTITLED TO PARTICIPATE IN OR TO RECEIVE BENEFITS UNDER ALL OF COMPANY'S EMPLOYEE BENEFIT PLANS MADE AVAILABLE BY COMPANY OR IN THE FUTURE TO SIMILARLY SITUATED EMPLOYEES, SUBJECT TO THE TERMS, CONDITIONS AND OVERALL ADMINISTRATION OF SUCH PLANS, INCLUDING BUT NOT LIMITED TO 401(k) PLANS, IRA PLANS, E.R.I.S.A PLANS, ANY OTHER RETIREMENT OR BENEFIT PLANS THAT THE COMPANY HAS MADE AVAILABLE TO SIMILARLY SITUATED EMPLOYEES.

XII. EXPENSES. COMPANY SHALL REIMBURSE EMPLOYEE FOR ALL REASONABLE BUSINESS RELATED EXPENSES INCURRED BY EMPLOYEE IN THE COURSE OF HIS NORMAL DUTIES ON BEHALF OF THE COMPANY. IN COMPENSATING EMPLOYEE FOR EXPENSES,
THE ORDINARY AND USUAL BUSINESS GUIDELINES AND DOCUMENTATION REQUIREMENTS SHALL BE ADHERED TO BY COMPANY AND EMPLOYEE.

         a. BUSINESS EXPENSES. EMPLOYEE WILL BE REQUIRED TO INCUR TRAVEL, MEALS, ENTERTAINMENT AND OTHER BUSINESS EXPENSES ON BEHALF OF THE COMPANY IN THE PERFORMANCE OF EMPLOYEE'S DUTIES HEREUNDER. COMPANY WILL REIMBURSE EMPLOYEE FOR ALL SUCH REASONABLE BUSINESS EXPENSES INCURRED BY EMPLOYEE IN CONNECTION WITH COMPANY'S BUSINESS UPON PRESENTATION OF RECEIPTS OR OTHER ACCEPTABLE DOCUMENTATION OF THE EXPENDITURES.

XIII. VACATION. EMPLOYEE SHALL BE ENTITLED TO ACCRUE TWO (2) VACATION WEEKS WITH PAY DURING EACH EMPLOYMENT YEAR, TO BE TAKEN AT SUCH TIMES AS MAY BE CONVENIENT TO COMPANY AND EMPLOYEE. ANY VACATION TIME NOT USED IN ANY ONE YEAR MAY BE CARRIED FORWARD TO SUBSEQUENT EMPLOYMENT YEARS. FOR PURPOSES OF THIS AGREEMENT, "EMPLOYMENT YEARS" SHALL MEAN THE SUCCESSIVE ONE (1) YEAR PERIODS BEGINNING ON THE EFFECTIVE DATE OF THIS AGREEMENT AND ON EACH ANNIVERSARY DATE OF THE EFFECTIVE DATE OF THIS AGREEMENT DURING THE TERM OF THIS AGREEMENT.

XIV. INVENTIONS AND PATENTS. ALL PROCESSES, INVENTIONS, PATENTS, COMPUTER SOFTWARE, COPYRIGHTS, TRADEMARKS AND OTHER INTANGIBLE RIGHTS (COLLECTIVELY REFERRED TO AS "INTELLECTUAL PROPERTY") THAT MAY BE CONCEIVED OR DEVELOPED BY EMPLOYEE DURING THE EMPLOYMENT TERM, EITHER ALONE OR WITH OTHERS, MADE OR CONCEIVED BY HIM SHALL REMAIN THE SOLE PROPERTY OF COMPANY.

XV.   DISABILITY OF EMPLOYEE.

      a. EMPLOYEE SHALL BE CONSIDERED DISABLED IF, DUE TO ILLNESS OR INJURY, EITHER PHYSICAL OR MENTAL, EMPLOYEE IS UNABLE TO PERFORM EMPLOYEE'S CUSTOMARY DUTIES AS AN EMPLOYEE OF COMPANY FOR MORE THAN THIRTY (30) DAYS IN THE AGGREGATE OUT OF A PERIOD OF TWELVE (12) CONSECUTIVE MONTHS. THE DISABILITY SHALL BE DETERMINED BY A CERTIFICATION FROM A PHYSICIAN.

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       b. IF EMPLOYEE IS DETERMINED TO BE DISABLED, COMPANY SHALL CONTINUE TO
PAY EMPLOYEE'S BASE SALARY FOR THE INITIAL NINETY (90) DAYS OF "DISABILITY." THE CONTINUATION OF THE SALARY COMPENSATION AFTER THE INITIAL NINETY (90)
DAYS SHALL BE DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY.

XVI.   TERMINATION BY COMPANY.

       a. UNLESS TERMINATED EARLIER AS PROVIDED IN THIS AGREEMENT, EMPLOYEE SHALL BE EMPLOYED FOR A TERM COMMENCING ON THE EFFECTIVE DATE AND ENDING ONE YEAR THEREAFTER. THEREAFTER, THE EMPLOYMENT TERM SHALL CONTINUE ON AN AT WILL BASIS UNTIL TERMINATED AT THE OPTION OF COMPANY OR EMPLOYEE UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE. THIS AGREEMENT WILL TERMINATE IMMEDIATELY UPON EMPLOYEE'S DEATH.

       b. COMPANY MAY TERMINATE THIS AGREEMENT FOR CAUSE AT ANY TIME WITHOUT NOTICE. FOR PURPOSES OF THIS AGREEMENT, THE TERM "CAUSE" SHALL INCLUDE, BUT NOT BE LIMITED TO, THE FOLLOWING: A MATERIAL BREACH OF OR FAILURE TO PERFORM ANY COVENANT OR OBLIGATION IN THIS AGREEMENT, DISLOYALTY, DISHONESTY, NEGLECT OF DUTIES, UNPROFESSIONAL CONDUCT, ACTS OF MORAL TURPITUDE, DISAPPEARANCE, FELONIOUS CONDUCT OR FRAUD. DAMAGES WILL BE CALCULATED ACCORDINGLY UNDER
SECTION 16 OF THIS AGREEMENT.

       c. IF COMPANY TERMINATES THIS AGREEMENT WITHOUT CAUSE, EMPLOYEE SHALL RECEIVE LIQUIDATED DAMAGES IN ACCORDANCE WITH SECTION 16 HEREIN.

XVII.  TERMINATION BY EMPLOYEE.

       a.  EMPLOYEE MAY TERMINATE  THIS  AGREEMENT  WITHOUT CAUSE UPON THIRTY
(30) DAYS PRIOR WRITTEN NOTICE TO COMPANY.

       b. EMPLOYEE MAY TERMINATE THIS AGREEMENT IMMEDIATELY WITH CAUSE, IN WHICH EVENT EMPLOYEE SHALL RECEIVE LIQUIDATED DAMAGES IN ACCORDANCE WITH
SECTION 16 HEREIN. FOR THE PURPOSES OF THIS AGREEMENT, "CAUSE" FOR TERMINATION BY EMPLOYEE SHALL BE A BREACH OF ANY MATERIAL COVENANT OR OBLIGATION HEREUNDER, THE VOLUNTARY OR INVOLUNTARY DISSOLUTION OF THE COMPANY, ANY MERGER OR CONSOLIDATION IN WHICH THE COMPANY IS NOT THE SURVIVING OR RESULTING CORPORATION, ANY TRANSFER OF ALL OR SUBSEQUENTLY ALL OF THE ASSETS OF COMPANY, TRANSFER OF A MAJORITY OF SHARES OF THE COMPANY BY ONE OR MORE SHAREHOLDERS IN ONE OR MORE TRANSACTIONS, OR THE ISSUANCE OF SHARES OF COMPANY CONSTITUTING A MAJORITY OF THE OUTSTANDING SHARES IMMEDIATELY FOLLOWING SUCH ISSUANCE.

10. BINDING EFFECT. THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO THEIR RESPECTIVE DEVISEES, LEGATEES, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS, AND PERMITTED ASSIGNS. THE PRECEDING SENTENCE SHALL NOT AFFECT ANY RESTRICTION ON ASSIGNMENT SET FORTH ELSEWHERE IN THIS AGREEMENT.

11. EFFECT OF COMBINATION OR DISSOLUTION. THIS AGREEMENT SHALL NOT BE TERMINATED BY THE VOLUNTARY OR INVOLUNTARY DISSOLUTION OF COMPANY, OR BY ANY MERGER OR CONSOLIDATION IN WHICH COMPANY IS NOT THE SURVIVING OR RESULTING CORPORATION, OR UPON ANY TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE OUTSTANDING SHARES OR ASSETS OF COMPANY. INSTEAD , THE PROVISIONS OF THIS AGREEMENT SHALL BE BINDING ON AND INURE TO THE BENEFIT OF COMPANY'S CREDITORS, THE SURVIVING BUSINESS ENTITY OR THE BUSINESS ENTITY TO WHICH SUCH SHARES OR ASSETS SHALL BE TRANSFERRED.

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12.    ARBITRATION. IF A DISPUTE OR CLAIM SHALL ARISE WITH RESPECT TO ANY OF
THE TERMS OR PROVISIONS OF THIS AGREEMENT, OR WITH RESPECT TO THE PERFORMANCE BY EITHER OF THE PARTIES UNDER THIS AGREEMENT, OTHER THAN A DISPUTE WITH RESPECT TO SECTION 2 OF THIS AGREEMENT, THEN EITHER PARTY MAY, WITH NOTICE AS HEREIN PROVIDED, REQUIRE THAT THE DISPUTE BE SUBMITTED UNDER THE COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"). EACH PARTY SHALL BEAR ONE-HALF (1/2) OF THE COST OF APPOINTING THE ARBITRATOR AND OF PAYING SUCH ARBITRATOR'S FEES. THE WRITTEN DECISION OF THE ARBITRATOR(S) ULTIMATELY APPOINTED BY OR FOR BOTH PARTIES SHALL BE BINDING AND CONCLUSIVE ON THE PARTIES. JUDGMENT MAY BE ENTERED ON SUCH WRITTEN DECISION OF THE SINGLE ARBITRATOR IN ANY COURT HAVING JURISDICTION AND THE PARTIES CONSENT TO THE JURISDICTION OF THE MUNICIPAL AND SUPERIOR COURT OF ORANGE COUNTY, CALIFORNIA FOR THIS PURPOSE. ANY ARBITRATION UNDERTAKEN PURSUANT TO THE TERMS OF THIS SECTION SHALL OCCUR IN ORANGE COUNTY, CALIFORNIA.

13. ASSIGNMENT. SUBJECT TO ALL OTHER PROVISIONS OF THIS AGREEMENT, ANY ATTEMPT TO ASSIGN OR TRANSFER THIS AGREEMENT OR ANY OF THE RIGHTS CONFERRED HEREBY, BY JUDICIAL PROCESS OR OTHERWISE, TO ANY PERSON, FIRM, COMPANY, OR CORPORATION WITHOUT THE PRIOR WRITTEN CONSENT OF THE OTHER PARTY, SHALL BE INVALID, AND MAY, AT THE OPTION OF SUCH OTHER PARTY, RESULT IN AN INCURABLE EVENT OF DEFAULT RESULTING IN TERMINATION OF THIS AGREEMENT AND ALL RIGHTS HEREBY CONFERRED.

14. CHOICE OF LAW. THIS AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, PERFORMANCE, AND ENFORCEMENT AND WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAWS.

15. INDEMNIFICATION. COMPANY SHALL INDEMNIFY, DEFEND AND HOLD EMPLOYEE HARMLESS, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ALL CLAIMS, DEMANDS, LOSSES, COSTS, EXPENSES, OBLIGATIONS, LIABILITIES, DAMAGES, RECOVERIES AND DEFICIENCIES, INCLUDING INTEREST, PENALTIES AND REASONABLE ATTORNEY'S FEES THAT EMPLOYEE SHALL INCUR OR SUFFER THAT ARISE FROM, RESULT FROM OR RELATE TO THE DISCHARGE OF EMPLOYEE'S DUTIES UNDER THIS AGREEMENT. COMPANY SHALL MAINTAIN ADEQUATE INSURANCE FOR THIS PURPOSE OR SHALL ADVANCE EMPLOYEE ANY EXPENSES INCURRED IN DEFENDING ANY SUCH PROCEEDING OR CLAIM TO THE MAXIMUM EXTENT PERMITTED BY LAW.

16. LIQUIDATED DAMAGES. IN THE EVENT OF ANY MATERIAL BREACH OF THIS AGREEMENT BY COMPANY, EMPLOYEE AT HIS SOLE OPTION, MAY TERMINATE THIS AGREEMENT AND, AT HIS SOLE OPTION, RECEIVE AS LIQUIDATED DAMAGES (THE "LIQUIDATED DAMAGES") ONE OF THE FOLLOWING:

       a. THE FULL AMOUNT OF THE SALARY AND INCENTIVE COMPENSATION PROVIDED FOR IN SECTION 3 OF THIS AGREEMENT FOR THE REMAINING TERM OF THIS AGREEMENT. THE SUM PAYABLE TO EMPLOYEE UNDER THIS SECTION SHALL BE PAYABLE IN MONTHLY INSTALLMENTS ON THE FIRST DAY OF EACH MONTH, BEGINNING ONE MONTH FOLLOWING THE DATE OF TERMINATION OF EMPLOYMENT.

       b. THE LIQUIDATED DAMAGES SHALL NOT BE LIMITED OR REDUCED BY AMOUNTS THAT EMPLOYMENT MIGHT OTHERWISE EARN OR BE ABLE TO EARN DURING THE PERIOD BETWEEN TERMINATION OF HIS EMPLOYMENT UNDER THIS AGREEMENT AND PAYMENT OF THE LIQUIDATED DAMAGES. THE PROVISIONS OF THIS SECTION SHALL BE IN ADDITION TO ANY AND ALL RIGHTS EMPLOYEE MAY HAVE IN EQUITY OR AT LAW TO REQUIRE COMPANY TO COMPLY WITH OR TO PREVENT THE BREACH BY COMPANY OF THIS AGREEMENT.

17. JURISDICTION. THE PARTIES SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA OR A FEDERAL COURT EMPANELED IN THE STATE OF CALIFORNIA FOR THE RESOLUTION OF ALL LEGAL DISPUTES ARISING UNDER THE TERMS OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, ENFORCEMENT OF ANY ARBITRATION AWARD.

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18.    ENTIRE AGREEMENT. EXCEPT AS PROVIDED HEREIN, THIS AGREEMENT, INCLUDING
EXHIBITS, CONTAINS THE ENTIRE AGREEMENT OF THE PARTIES, AND SUPERSEDES ALL EXISTING NEGOTIATIONS, REPRESENTATIONS, OR AGREEMENTS AND ALL OTHER ORAL, WRITTEN, OR OTHER COMMUNICATIONS BETWEEN THEM CONCERNING THE SUBJECT MATTER
OF THIS AGREEMENT. THERE ARE NO REPRESENTATIONS, AGREEMENTS, ARRANGEMENTS, OR UNDERSTANDINGS, ORAL OR WRITTEN, BETWEEN AND AMONG THE PARTIES HERETO
RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT THAT ARE NOT FULLY EXPRESSED HEREIN.

19. SEVERABILITY. IF ANY PROVISION OF THIS AGREEMENT IS UNENFORCEABLE, INVALID, OR VIOLATES APPLICABLE LAW, SUCH PROVISION, OR UNENFORCEABLE PORTION OF SUCH PROVISION, SHALL BE DEEMED STRICKEN AND SHALL NOT AFFECT THE ENFORCEABILITY OF ANY OTHER PROVISIONS OF THIS AGREEMENT.

20. CAPTIONS. THE CAPTIONS IN THIS AGREEMENT ARE INSERTED ONLY AS A MATTER OF CONVENIENCE AND FOR REFERENCE AND SHALL NOT BE DEEMED TO DEFINE, LIMIT, ENLARGE, OR DESCRIBE THE SCOPE OF THIS AGREEMENT OR THE RELATIONSHIP OF THE PARTIES, AND SHALL NOT AFFECT THIS AGREEMENT OR THE CONSTRUCTION OF ANY PROVISIONS HEREIN.

21. MODIFICATION. NO CHANGE, MODIFICATION, ADDITION, OR AMENDMENT TO THIS AGREEMENT SHALL BE VALID UNLESS IN WRITING AND SIGNED BY ALL PARTIES HERETO.

22. ATTORNEYS' FEES. EXCEPT AS OTHERWISE PROVIDED HEREIN, IF A DISPUTE SHOULD ARISE BETWEEN THE PARTIES INCLUDING, BUT NOT LIMITED TO ARBITRATION, THE PREVAILING PARTY SHALL BE REIMBURSED BY THE NON-PREVAILING PARTY FOR ALL REASONABLE EXPENSES INCURRED IN RESOLVING SUCH DISPUTE, INCLUDING REASONABLE ATTORNEYS' FEES EXCLUSIVE OF SUCH AMOUNT OF ATTORNEYS' FEES AS SHALL BE A PREMIUM FOR RESULT OR FOR RISK OF LOSS UNDER A CONTINGENCY FEE ARRANGEMENT.

23. TAXES. ANY INCOME TAXES REQUIRED TO BE PAID IN CONNECTION WITH THE PAYMENTS DUE HEREUNDER, SHALL BE BORNE BY THE PARTY REQUIRED TO MAKE SUCH PAYMENT. ANY WITHHOLDING TAXES IN THE NATURE OF A TAX ON INCOME SHALL BE DEDUCTED FROM PAYMENTS DUE, AND THE PARTY REQUIRED TO WITHHOLD SUCH TAX SHALL FURNISH TO THE PARTY RECEIVING SUCH PAYMENT ALL DOCUMENTATION NECESSARY TO PROVE THE PROPER AMOUNT TO WITHHOLD OF SUCH TAXES AND TO PROVE PAYMENT TO THE TAX AUTHORITY OF SUCH REQUIRED WITHHOLDING.

24. NOT FOR THE BENEFIT OF CREDITORS OR THIRD PARTIES. THE PROVISIONS OF THIS AGREEMENT ARE INTENDED ONLY FOR THE REGULATION OF RELATIONS AMONG THE PARTIES. THIS AGREEMENT IS NOT INTENDED FOR THE BENEFIT OF CREDITORS OF THE PARTIES OR OTHER THIRD PARTIES AND NO RIGHTS ARE GRANTED TO CREDITORS OF THE PARTIES OR OTHER THIRD PARTIES UNDER THIS AGREEMENT. UNDER NO CIRCUMSTANCES SHALL ANY THIRD PARTY, WHO IS A MINOR, BE DEEMED TO HAVE ACCEPTED, ADOPTED, OR ACTED IN RELIANCE UPON THIS AGREEMENT.

25. COUNTERPARTS; FACSIMILE SIGNATURES. THIS AGREEMENT MAY BE EXECUTED SIMULTANEOUSLY IN ONE OR MORE COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT. THE PARTIES AGREE THAT FACSIMILE SIGNATURES OF THIS AGREEMENT SHALL BE DEEMED A VALID AND BINDING EXECUTION OF THIS AGREEMENT.

26. CONFLICT WAIVER. BOTH EMPLOYEE AND THE COMPANY (THE "PARTIES") HEREBY AGREE AND ACKNOWLEDGE THAT THE LAW FIRM OF HORWITZ AND BEAM ("H&B"), WHICH REPRESENTS THE COMPANY, HAS DRAFTED THIS AGREEMENT. THE PARTIES HERETO FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN INFORMED OF THE INHERENT CONFLICT OF INTEREST ASSOCIATED WITH THE DRAFTING OF THIS AGREEMENT BY H&B AND WAIVE ANY ACTION THEY MAY HAVE AGAINST H&B REGARDING SUCH CONFLICT. THE PARTIES HAVE BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL OF THEIR CHOICE REGARDING THEIR RIGHTS UNDER THIS AGREEMENT.

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         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO
BE DULY EXECUTED AS OF THE EFFECTIVE DATE.

"COMPANY"                              "EMPLOYEE"

CONVERGE GLOBAL, INC.,
A UTAH CORPORATION

/s/ IMRAN HUSAIN                       /s/ IMRAN HUSAIN
----------------------------------     ---------------------------------------
BY: IMRAN HUSAIN                       IMRAN HUSAIN
ITS: PRESIDENT

CONFIRMED AUTHORIZED BY BOARD OF DIRECTORS:

/s/ SAMAR KHAN
----------------------------------
BY: SAMAR KHAN
ITS: SECRETARY AND TREASURER